UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 _____________________
FORM 8-K
 _____________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: April 17, 2019
(Date of earliest event reported)
 _________________________________________
NAUTILUS, INC.
(Exact name of registrant as specified in its charter)

  __________________________________________

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17750 SE 6th Way Vancouver, Washington 98683
(Address of principal executive offices and zip code)

(360) 859-2900
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

NAUTILUS, INC.
FORM 8-K

Item 1.01	Entry into a Material Definitive Agreement.

The information in Item 5.02 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 17, 2019, Nautilus, Inc. (the “Company”) entered into an Employment Agreement, effective January 1, 2018, with Christopher Quatrochi, the Company’s Senior Vice President Product Development (the “Agreement”). As previously reported, Mr. Quatrochi was appointed to his current position pursuant to an Offer Letter dated November 8, 2017 (the “Offer Letter”), under which he was issued 10,000 restricted stock units with a 3 year vesting term, subject to Mr. Quatrochi’s continued service through the completion of the vesting term (the “RSU Grant”). The Agreement supersedes the terms of the Offer Letter and all other prior agreements between the Company and Mr. Quatrochi, except that the terms of the RSU Grant remain unchanged.

Mr. Quatrochi’s initial base salary under the Agreement is $265,000 annually. Mr. Quatrochi will also be eligible for an annual bonus with a target amount of up to 50% of his annual base salary, payable based on achievement of corporate and/or personal performance goals at the discretion of the Company’s Board of Directors. The Agreement entitles Mr. Quatrochi to certain severance payments and other benefits if his employment is terminated by the Company without “cause,” as defined in the Agreement. Upon any such termination of Mr. Quatrochi’s employment, and provided that he enters into a release agreement and meets certain other conditions, he would be entitled to a severance payment equal to four months of the average monthly amount of his then current annual base salary, and reimbursement for any COBRA coverage elected by Mr. Quatrochi for himself for a period of four months following such termination.

The foregoing summary of the material terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2019.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

April 23, 2019	By:	/s/ Sidharth Nayar
Date		Sidharth Nayar
Chief Financial Officer
(Principal Financial and Accounting Officer)